Exhibit 10.4

REAFFIRMATION AND AMENDMENT OF GUARANTY AND
REAFFIRMATION OF SECURITY

          In satisfaction of the condition set forth in the First Amendment to Credit Agreement between Agent, LC Issuer, the Lenders and Borrowers (the “Amendment”), the undersigned (“Guarantors”) hereby: (i) consent to the Amendment and to the transactions contemplated therein, (ii) ratify and reaffirm their Guaranty dated as of July 30, 2010 (the “Guaranty”), (iii) acknowledge and agree that Guarantors are not released from their obligations under the Guaranty by reason of the Amendment, the Amended and Restated Revolving Loan Note or the transactions contemplated thereby and that the obligations of Guarantors under the Guaranty extend to the Credit Agreement and the other Loan Documents, as amended, or as amended and restated, in connection with the Amendment, and (iv) confirm that the Amendment shall not in any manner (A) constitute the refinancing, refunding, payment or extinguishment of the indebtedness evidenced by the existing Loan Documents and secured by their Security Agreement dated as of July 30, 2010 (the “Security Agreement”); (B) be deemed to evidence a novation of the outstanding balance of the indebtedness secured by the Security Agreement; or (C) affect, replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Loan Collateral granted pursuant to the Security Agreement or any other Security Document evidencing, governing or creating a Lien on the Loan Collateral. Guarantors further ratify and reaffirm any and all grants of Liens to Agent on the Loan Collateral to secure Guarantors’ obligations owing under the Guaranty, and Guarantors acknowledge and confirm that the grants of the Liens to Agent on Guarantors’ Loan Collateral: (1) represent continuing Liens on all such Loan Collateral, (2) secure all of the Guaranteed Obligations (as defined in the Guaranty), and (3) represent valid, first and best Liens on all such Loan Collateral, subject to the Permitted Liens.

          The undersigned agree that the first sentence of Section 16.9 of the Guaranty is hereby amended in its entirety by substituting the following in its stead:

The maximum aggregate liability of Guarantors under this Guaranty is $52,960,000.

Except as amended hereby, all of the provisions of the Guaranty are ratified and confirmed and remain in full force and effect.

          This Reaffirmation and Amendment of Guaranty and Reaffirmation of Security shall not be construed, by implication or otherwise, as imposing any requirement that Agent notify or seek the consent of Guarantors relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guaranty or the Security Agreement, it being expressly acknowledged and reaffirmed that Guarantors have under the Guaranty and the Security Agreement consented, among others things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto. All references in any of the Loan Documents to the Guaranty will be deemed to be references to the Guaranty as amended by this Reaffirmation and Amendment of Guaranty and Reaffirmation of Security. This Reaffirmation and Amendment of Guaranty and Reaffirmation of Security may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and if so signed, (i) may be relied on by each party and Fifth Third Bank as if this Reaffirmation and Amendment of Guaranty and Reaffirmation of Security were a manually signed original and (ii) will be binding on each party for all purposes. All capitalized terms used in this Reaffirmation and Amendment of Guaranty and Reaffirmation of Security and not otherwise defined herein shall have the meanings ascribed thereto in the Amendment.

[Signature Page Follows]

          IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation and Amendment of Guaranty and Reaffirmation of Security as of the Effective Date.

ISA Indiana Real Estate, LLC
ISA Logistics LLC
ISA Real Estate, LLC
7021 Grade Lane LLC
7124 Grade Lane LLC
7200 Grade Lane LLC
Computerized Waste Systems, LLC
ISA Recycling LLC
Waste Equipment Sales & Service Co., LLC

By: Industrial Services of America, Inc., sole member

By:	/s/ Alan Schroering

Alan Schroering, Chief Financial Officer

Accepted as of the Effective Date.

FIFTH THIRD BANK, as Agent

By:	/s/ Donald K. Mitchell

Donald K. Mitchell, Vice President